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                                                                    EXHIBIT 23.2

                                 [LETTERHEAD]

Sound Source Interactive, Inc.:

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated September 16, 1996 appearing in your Annual Report on Form 10-KSB of Sound Source Interactive, Inc. for the years ended June 30, 1996 and 1995.

                                                    /s/ Corbin & Wertz

                                                    CORBIN & WERTZ

Irvine, California
September 10, 1998